EXHIBIT C

NOTICE OF INTENT TO TENDER

Regarding

SHARES

of

SKYBRIDGE OPPORTUNITY FUND

Tendered Pursuant to the Offer to Purchase Dated July 30, 2026

THIS NOTICE OF INTENT TO TENDER MUST BE

RECEIVED BY BNY MELLON INVESTMENT SERVICING BY WEDNESDAY,

AUGUST 26, 2026.

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE

AT 11:59 P.M., NEW YORK TIME, ON WEDNESDAY,

AUGUST 26, 2026, UNLESS THE OFFER IS EXTENDED.

Complete this Notice of Intent to Tender and Return or Deliver via U.S. Postal Service mail to:

SkyBridge Funds

c/o BNY Mellon TA Alternative Investment RIC Funds

PO Box 534411

Pittsburgh, PA 15253-4411

or via overnight private shipping service to:

SkyBridge Funds

c/o BNY Mellon TA Alternative Investment RIC Funds

Attention: 534411

500 Ross Street, 154-0520

Pittsburgh, PA 15262

For additional information:

Phone: (855) 631-5474

Fax: (833) 261-1559

You may also direct questions to your financial consultant.

SkyBridge Opportunity Fund

Ladies and Gentlemen:

The undersigned hereby tenders to SkyBridge Opportunity Fund, a closed-end, non-diversified, management investment company organized under the laws of the State of Maryland (the “Company”), the shares of beneficial interest, par value $0.00001 per share, of the Company (“Shares”) held by the undersigned, described and specified below, on the terms and conditions set out in the Offer to Purchase, dated July 30, 2026 (“Offer”), receipt of which is hereby acknowledged, and in this Notice of Intent to Tender. THE OFFER AND THIS NOTICE OF INTENT TO TENDER ARE SUBJECT TO ALL THE TERMS AND CONDITIONS SET OUT IN THE OFFER, INCLUDING, BUT NOT LIMITED TO, THE ABSOLUTE RIGHT OF THE COMPANY TO REJECT ANY AND ALL TENDERS DETERMINED BY IT, IN ITS SOLE DISCRETION, NOT TO BE IN THE APPROPRIATE FORM.

The undersigned hereby sells to the Company the Shares tendered pursuant to this Notice of Intent to Tender. The undersigned warrants that it has full authority to sell the Shares tendered hereby and that the Company will acquire good title to the Shares, free and clear of all liens, charges, encumbrances, conditional sales agreements or other obligations relating to this sale, and not subject to any adverse claim, when and to the extent the Shares are purchased by the Company. Upon request, the undersigned will execute and deliver any additional documents necessary to complete the sale in accordance with the terms of the Offer.

The undersigned recognizes that under certain circumstances set out in the Offer, the Company may not be required to purchase the Shares tendered hereby.

A promissory note for the purchase price will be held on behalf of the undersigned in an account with the Fund’s transfer agent and is available upon request. Subsequently, any cash payment of the purchase price for the Shares tendered by the undersigned will be made by wire transfer to the same account. The undersigned understands that purchases will be made based on either the number of Shares or the dollar amount accepted for purchase by the Company as of August 26, 2026, or if the Offer is extended, such later date as described in Section 1 of the Offer to Purchase. The undersigned understands that the purchase price will be based on the unaudited net asset value per Share as of September 30, 2026, or, if the Offer is extended, such later date as described in Section 3 of the Offer to Purchase. The undersigned further understands that in the unlikely event any payment for the Shares tendered hereby is in the form of marketable securities, such payment will be made by means of a special arrangement between the undersigned and the Company, separate from this Notice of Intent to Tender and the Offer.

All authority conferred or agreed to be conferred in this Notice of Intent to Tender will survive the death or incapacity of the undersigned and the obligation of the undersigned hereunder will be binding on the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in Section 6 of the Offer to Purchase, this tender is irrevocable. A form to use to give notice of withdrawal of a tender is available upon request.

INSTRUCTIONS TO TENDERING SHAREHOLDER: PLEASE FAX OR MAIL VIA U.S. POSTAL SERVICE IN THE ENCLOSED ENVELOPE TO: SKYBRIDGE FUNDS C/O BNY MELLON TA ALTERNATIVE INVESTMENT RIC FUNDS, PO BOX 534411, PITTSBURGH PA 15253-4411; OR VIA PRIVATE OVERNIGHT SERVICE TO SKYBRIDGE FUNDS C/O BNY MELLON TA ALTERNATIVE INVESTMENT RIC FUNDS, ATTENTION 534411, 500 ROSS STREET 154-0520, PITTSBURGH PA 15262. FOR ADDITIONAL INFORMATION: PHONE (855) 631-5474 FAX: (833) 261-1559. IF THE SHAREHOLDER CHOOSES TO FAX THE NOTICE OF INTENT TO TENDER, IT SHOULD MAIL THE ORIGINAL NOTICE OF INTENT TO TENDER TO BNY MELLON INVESTMENT SERVICING PROMPTLY AFTER IT IS FAXED (ALTHOUGH THE ORIGINAL DOES NOT HAVE TO BE RECEIVED BEFORE 11:59 P.M., NEW YORK TIME, ON WEDNESDAY, AUGUST 26, 2026).

SKYBRIDGE OPPORTUNITY FUND

NOTICE OF INTENT TO TENDER FORM

Repurchase Date: September 30, 2026

Offer Acceptance Deadline: Wednesday, August 26, 2026, 11:59 p.m. ET

Please complete Parts 1, 2 and 3 and fax to (833) 261 1559 or mail to the address provided on the previous page

For Inquiries, please call 855-631-5474 or email skybridgeis@bnymellon.com (Tender forms should not be emailed)

PLEASE NOTE, IF YOU ARE FAXING MULTIPLE NOTICES OF INTENT TO TENDER, PLEASE FAX EACH NOTICE SEPARATELY. EXECUTED FORMS MUST BE RECEIVED BY THE BANK OF NEW YORK MELLON PRIOR TO THE EXPIRATION. PLEASE ALLOW 24-48 HOURS BEFORE EMAILING TO CONFIRM RECEIPT.

PART 1: ACCOUNT INFORMATION

A.	Account Registration Name:

____________________________________________________________

____________________________________________________________

B.	Brokerage/Custodian Account #:

____________________________________________________________

C.	Primary Tax ID:

Secondary Tax ID (if applicable):

PART 2: TENDERED UNITS:

☐	Full (All of the undersigned’s Shares)

☐	Partial* Shares: _____________ or Amount ($): ______________

*	If the partial share or dollar amount listed above, causes the account to fall below the Fund minimum, the tender will be treated at a full tender

PART 3: SIGNATURE:

Please sign below to confirm your request to tender units. If joint ownership, all parties must sign. If fiduciary, partnership or corporation, indicate title of signatory.

(Signature)	(Signature)

Name: (Print)	Name: (Print)

Title: (Print)	Title: (Print)

Date:	Date:

NOTICE OF INTENT TO TENDER

Regarding

SHARES

of

SKYBRIDGE OPPORTUNITY FUND

FOR CLIENTS OF MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

Tendered Pursuant to the Offer to Purchase Dated July 30, 2026

YOUR MERRILL LYNCH FINANCIAL ADVISOR/PORTFOLIO MANAGER MUST

SUBMIT THIS NOTICE OF INTENT TO TENDER FOR PROCESSING BY 11:59 P.M.,

NEW YORK TIME ON WEDNESDAY, AUGUST 26, 2026.

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE

AT 11:59 P.M., NEW YORK TIME, ON WEDNESDAY, AUGUST 26, 2026, UNLESS THE

OFFER IS EXTENDED.

Should you wish to participate in this Offer, please contact your Merrill Lynch Financial Advisor/Portfolio Manager who will enter the order and provide you with a customized Notice of Intent to Tender for your account. The Notice of Intent to Tender generated for your account will need to be signed and returned or delivered to your Merrill Lynch Financial Advisor/Portfolio Manager.

For additional information call your Merrill Lynch Financial Advisor/Portfolio Manager.

SkyBridge Opportunity Fund

Ladies and Gentlemen:

The undersigned hereby tenders to SkyBridge Opportunity Fund, a closed-end, non-diversified, management investment company organized under the laws of the State of Maryland (the “Company”), the shares of beneficial interest, par value $0.00001 per share, of the Company (“Shares”) held by the undersigned, described and specified below, on the terms and conditions set out in the Offer to Purchase, dated July 30, 2026 (“Offer”), receipt of which is hereby acknowledged, and in this Notice of Intent to Tender. THE OFFER AND THIS NOTICE OF INTENT TO TENDER ARE SUBJECT TO ALL THE TERMS AND CONDITIONS SET OUT IN THE OFFER, INCLUDING, BUT NOT LIMITED TO, THE ABSOLUTE RIGHT OF THE COMPANY TO REJECT ANY AND ALL TENDERS DETERMINED BY IT, IN ITS SOLE DISCRETION, NOT TO BE IN THE APPROPRIATE FORM.

For informational purposes only, as of the close of business on June 30, 2026, the unaudited net asset value per Share of SkyBridge Opportunity Fund was $865.8594. Such net asset value is subject to fluctuation and the Company cannot advise as to what the value of the Shares will be as of August 26, 2026 (or such later date described in Section 1 of the Offer to Purchase), nor what the purchase price will be as of September 30, 2026 (or such later date described in Section 3 of the Offer to Purchase).

The undersigned hereby sells to the Company the Shares tendered pursuant to this Notice of Intent to Tender. The undersigned warrants that it has full authority to sell the Shares tendered hereby and that the Company will acquire good title to the Shares, free and clear of all liens, charges, encumbrances, conditional sales agreements or other obligations relating to this sale, and not subject to any adverse claim, when and to the extent the Shares are purchased by the Company. Upon request, the undersigned will execute and deliver any additional documents necessary to complete the sale in accordance with the terms of the Offer.

The undersigned recognizes that under certain circumstances set out in the Offer, the Company may not be required to purchase the Shares tendered hereby.

A promissory note for the purchase price will be held on behalf of the undersigned in an account with the Fund’s transfer agent and is available upon request. Subsequently, any cash payment of the purchase price for the Shares tendered by the undersigned will be made by wire transfer to the same account. A copy of the promissory note may be requested by calling your Merrill Lynch Financial Advisor/Portfolio Manager or BNY Mellon Investment Servicing at (855) 631-5474, and will be mailed to the undersigned to the address of the undersigned as maintained in the books and records of the Company. The undersigned understands that the purchase price will be based on the unaudited net asset value per Share as of September 30, 2026, or, if the Offer is extended, such later date as described in Section 3 of the Offer to Purchase. The undersigned further understands that in the unlikely event any payment for the Shares tendered hereby is in the form of marketable securities, such payment will be made by means of a special arrangement between the undersigned and the Company, separate from this Notice of Intent to Tender and the Offer.

All authority conferred or agreed to be conferred in this Notice of Intent to Tender will survive the death or incapacity of the undersigned and the obligation of the undersigned hereunder will be binding on the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in Section 6 of the Offer to Purchase, this tender is irrevocable. A form to use to give notice of withdrawal of a tender is available upon request.

INSTRUCTIONS TO TENDERING SHAREHOLDER: PLEASE CONTACT YOUR MERRILL LYNCH FINANCIAL ADVISOR/PORTFOLIO MANAGER WHO WILL ENTER THE TENDER ORDER AND PROVIDE YOU WITH A CUSTOMIZED NOTICE OF INTENT TO TENDER FOR YOUR ACCOUNT. THE NOTICE OF INTENT TO TENDER GENERATED FOR YOUR ACCOUNT WILL NEED TO BE SIGNED AND RETURNED OR DELIVERED TO YOUR MERRILL LYNCH FINANCIAL ADVISOR/PORTFOLIO MANAGER. FOR ADDITIONAL INFORMATION, CALL YOUR MERRILL FINANCIAL ADVISOR/PORTFOLIO MANAGER. IF THE SHAREHOLDER CHOOSES TO FAX THE SIGNED NOTICE OF INTENT TO TENDER (OR OTHERWISE DELIVER NOT IN ORIGINAL FORM), IT SHOULD MAIL THE ORIGINAL NOTICE OF INTENT TO TENDER TO ITS MERRILL FINANCIAL ADVISOR/PORTFOLIO MANAGER PROMPTLY AFTER IT IS INITIALLY DELIVERED (ALTHOUGH THE ORIGINAL DOES NOT HAVE TO BE RECEIVED BEFORE 11:59 P.M., NEW YORK TIME, ON WEDNESDAY, AUGUST 26, 2026).

Tender Offer Request Order Form - U.S. Investors Document No.: Client Account No.: Subscriber Name: Production No. / UST CAI No.: These Tender Offer Request Signature Pages (or “Signature Pages”) relate to the client’s (the “Client”) redemption from one or more investment funds (each, a “Fund”). The term “Fund” or “Funds” as used herein refers to each investment fund from which the Client is redeeming as set forth in the Signature Pages. The term “Interest” refers to any unit of participation, share, or other form of interest issued by a Fund. Instructions for Placing a Request for a Tender Offer for the Funds After discussing the terms of the tender offer or redemption request with the Client, the Financial Advisor, Portfolio Manager or registered representative (each, an “Investment Professional”) must: Step 1. REVIEW Client information Review all pages of this document for accuracy and completeness prior to delivering to the Client. Step 2. DISCUSS with your Client Ensure your Client understands, verifies and completes all sections of this document before signing. Step 3. SIGN and DATE Your Client must sign and date the document. (For fiduciary accounts, instructions for signing requirements are included in the offering kits of each Fund.) Step 4. SCAN and SUBMIT Scan the completed and signed document to your desktop and submit it through the Dashboard on the Alternative Investments Website. Investment Professional Attestation The undersigned Investment Professional hereby certifies that the Client is known to and is a Client of the Investment Professional, and the Investment Professional has had substantive discussions with the Client regarding the Client’s investment objectives. The Investment Professional confirms that he/she has a reasonable basis for believing (i) that all of the representations made by the Client on these Signature Pages are true and correct, (ii) based on information obtained from the Client concerning the Client’s investment objectives, other investments, financial situation and needs, and any other information known to the Investment Professional, that a tender, redemption or withdrawal from the Fund is suitable for the Client, and (iii) that the Client’s contact information on record with the selling agent and as noted on these Signature Pages is true and correct. The Investment Professional confirmed that the Client is aware of the financial terms and risks applicable to a tender, redemption or withdrawal from the Fund and the specific class(es) and series of Interests issued by each Fund in which the Client currently invests. Investment Professional Name Investment Professional Signature Date Client Account Details

Document No.: Client Account No.: Production No. / UST CAI No.: Subscriber Name: Attention! Account Registration and Address The Fund will not accept a P.O. Box as the Primary Address. If the address above is a P.O. Box, please handwrite a physical mailing address on the additional lines provided. Account Classification Taxpayer Identification No. Account Number Request Tender / Redemption Details Fund Name: Effective Date Cut-off Date Channel Tender Type Units (If Partial) ☐ Full     ☐ Partial Payment – Cash Cash payments due pursuant to this request will be made directly to Merrill Lynch, Pierce, Fenner & Smith, Inc. or U.S. Trust, as indicated above, who will facilitate the distribution of proceeds into the Client’s account

Signature By executing and submitting these Signature Pages, you acknowledge that this request is subject to all of the terms and conditions set forth in the Offer and the Letter of Transmittal. Except as stated in the Offer, this request is irrevocable. You acknowledge the absolute right of the Fund to reject any and all tenders, including those that the Fund determines, in its sole discretion, are not in the appropriate form. You represent that you are the beneficial owner of the Interests in the Fund to which this request relates, or that the person signing this request is an authorized representative of the redeeming investor. Internal Revenue Code Certification Under penalties of perjury, by signature below, you hereby represent, warrant and certify as follows (a) the Social Security/Taxpayer ID Number set forth in these Signature Pages is your true, correct and complete Social Security/Taxpayer ID Number, and you are a U.S. citizen or other United States person (as defined in the instructions to IRS Form W-9) , (b) you are not subject to backup withholding because (i) you are exempt from backup withholding, (ii) you have not been notified by the Internal Revenue Service that you are subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the Internal Revenue Service has notified you that you are no longer subject to backup withholding, (c) if an exemption from FATCA reporting was requested on this document then you certify that the FATCA code(s) entered on this document, if any, indicating that you are exempt from FATCA reporting is correct. You agree to notify your Investment Professional within 30 days of any change in the information set forth above. Certification instructions. You must cross out item (b) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding. Signature 1: Signature 1 Date Signer’s Name Title (please print) Signature 2: Signature 2 Date Signer’s Name Title (please print)

NOTICE OF INTENT TO TENDER

Regarding

SHARES

of

SKYBRIDGE OPPORTUNITY FUND

FOR CLIENTS OF MORGAN STANLEY WEALTH MANAGEMENT

Tendered Pursuant to the Offer to Purchase Dated July 30, 2026

MORGAN STANLEY WEALTH MANAGEMENT MUST SUBMIT THIS NOTICE OF INTENT TO TENDER FOR PROCESSING BY 11:59 P.M., NEW YORK TIME ON WEDNESDAY, AUGUST 26, 2026.

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE

AT 11:59 P.M., NEW YORK TIME, ON WEDNESDAY, AUGUST 26, 2026, UNLESS THE OFFER IS EXTENDED.

Should you wish to participate in this Offer, please contact your Morgan Stanley Financial Advisor who will provide you with a customized request for repurchase form for your account. The request for repurchase form for your account will need to be signed and returned or delivered to your Morgan Stanley Financial Advisor.

For additional information call your Morgan Stanley Financial Advisor.

SkyBridge Opportunity Fund

Ladies and Gentlemen:

The undersigned hereby tenders to SkyBridge Opportunity Fund, a closed-end, non-diversified, management investment company organized under the laws of the State of Maryland (the “Company”), the shares of beneficial interest, par value $0.00001 per share, of the Company (“Shares”) held by the undersigned, described and specified below, on the terms and conditions set out in the Offer to Purchase, dated July 30, 2026 (“Offer”), receipt of which is hereby acknowledged, and in this Notice of Intent to Tender. THE OFFER AND THIS NOTICE OF INTENT TO TENDER ARE SUBJECT TO ALL THE TERMS AND CONDITIONS SET OUT IN THE OFFER, INCLUDING, BUT NOT LIMITED TO, THE ABSOLUTE RIGHT OF THE COMPANY TO REJECT ANY AND ALL TENDERS DETERMINED BY IT, IN ITS SOLE DISCRETION, NOT TO BE IN THE APPROPRIATE FORM.

For informational purposes only, as of the close of business on June 30, 2026, the unaudited net asset value per Share of SkyBridge Opportunity Fund was $865.8594. Such net asset value is subject to fluctuation and the Company cannot advise as to what the value of the Shares will be as of August 26, 2026 (or such later date described in Section 1 of the Offer to Purchase), nor what the purchase price will be as of September 30, 2026 (or such later date described in Section 3 of the Offer to Purchase).

The undersigned hereby sells to the Company the Shares tendered pursuant to this Notice of Intent to Tender. The undersigned warrants that it has full authority to sell the Shares tendered hereby and that the Company will acquire good title to the Shares, free and clear of all liens, charges, encumbrances, conditional sales agreements or other obligations relating to this sale, and not subject to any adverse claim, when and to the extent the Shares are purchased by the Company. Upon request, the undersigned will execute and deliver any additional documents necessary to complete the sale in accordance with the terms of the Offer.

The undersigned recognizes that under certain circumstances set out in the Offer, the Company may not be required to purchase the Shares tendered hereby.

A promissory note for the purchase price will be held on behalf of the undersigned in an account with the Fund’s transfer agent and is available upon request. Subsequently, any cash payment of the purchase price for the Shares tendered by the undersigned will be made by wire transfer to the same account. A copy of the promissory note may be requested by calling your Morgan Stanley Financial Advisor or BNY Mellon Investment Servicing at (855) 631-5474. The undersigned understands that the purchase price will be based on the unaudited net asset value per Share as of September 30, 2026, or, if the Offer is extended, such later date as described in Section 3 of the Offer to Purchase. The undersigned further understands that in the unlikely event any payment for the Shares tendered hereby is in the form of marketable securities, such payment will be made by means of a special arrangement between the undersigned and the Company, separate from this Notice of Intent to Tender and the Offer.

All authority conferred or agreed to be conferred in this Notice of Intent to Tender will survive the death or incapacity of the undersigned and the obligation of the undersigned hereunder will be binding on the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in Section 6 of the Offer to Purchase, this tender is irrevocable. A form to use to give notice of withdrawal of a tender is available upon request.

INSTRUCTIONS TO TENDERING SHAREHOLDER: PLEASE CONTACT YOUR MORGAN STANLEY FINANCIAL ADVISOR WHO WILL PROVIDE YOU WITH A CUSTOMIZED REQUEST FOR REPURCHASE FORM FOR YOUR ACCOUNT. THE REQUEST FOR REPURCHASE FORM GENERATED FOR YOUR ACCOUNT WILL NEED TO BE SIGNED AND RETURNED OR DELIVERED TO YOUR MORGAN STANLEY FINANCIAL ADVISOR. FOR ADDITIONAL INFORMATION, CALL YOUR MORGAN STANLEY FINANCIAL ADVISOR.